UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	333-211719 (Commission File Number)	81-2587835 (IRS Employer Identification No.)

50 E. RiverCenter Boulevard Covington, Kentucky 41011 (Address of principal executive offices)

(859) 815-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01. Other Events

On May 15, 2017, Ashland Global Holdings Inc., a Delaware corporation (“Ashland”), issued a news release announcing that its indirect, wholly owned subsidiary, Ashland LLC, a Kentucky limited liability company (the “Company”), is seeking to obtain a new $600 million 7-year senior secured term loan B facility (the “TLB Facility”) to retire the Company’s 3.875% senior notes due 2018.

In addition, the Company intends to refinance its existing $800 million senior unsecured revolving credit facility with a new $800 million 5-year senior secured revolving credit facility. The Company is also seeking to obtain new senior secured term loan A facilities, consisting of a new $250 million 3-year term loan A facility and a new $250 million 5-year term loan A facility, to finance a portion of the consideration for the Company’s previously announced, pending acquisition of Pharmachem Laboratories, Inc., a New Jersey corporation (“Pharmachem”).

 A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the lender presentation (the “Lender Presentation”) that will be provided to the Company’s lenders and potential lenders is attached hereto as Exhibit 99.2 and incorporated herein by reference.

 The information in this Current Report on Form 8-K (including the exhibits attached hereto) (this “Form 8-K”) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	News release dated May 15, 2017.

99.2	Lender Presentation.

Forward-Looking Statements

This Form 8-K hereto contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to Ashland’s expectation that the proposed acquisition of Pharmachem will be completed before the end of the June quarter and that the proposed acquisition will be accretive to earnings per share. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the strategic and competitive advantages of Ashland following the final distribution of the Valvoline business, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make, including the proposed acquisition of Pharmachem (including the possibility that Ashland may not complete the proposed acquisition of Pharmachem or Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as a result of new information, future events or otherwise. Information on Ashland’s website is not incorporated into or a part of this Form 8-K.

Regulation G: Adjusted Results

The information presented in the Lender Presentation regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results. Although Ashland provides forward-looking guidance for adjusted EBITDA, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP-reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Special Notice Regarding Pro Forma Information Contained Herein

The Lender Presentation sets forth certain pro forma financial information. This pro forma financial information gives effect to certain pending transactions. Such pro forma information is based on certain assumptions and adjustments and does not purport to present Ashland’s or Pharmachem’s actual results of operations or financial condition had the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future. In addition, such assumptions and adjustments may change over time and Ashland and Pharmachem undertake no obligation to update the pro forma financial information contained herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

May 15, 2017	By:	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release dated May 15, 2017.

99.2	Lender Presentation.